UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
 (303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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‘Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 28, 2017, EchoStar Corporation (“EchoStar”) completed the previously announced share exchange (the “Share Exchange”) whereby (i) EchoStar has received all of the shares of EchoStar Tracking Stock (defined below) owned by DISH Network L.L.C. (“DNLLC”), a wholly-owned subsidiary of DISH Network Corporation (“DISH”), in exchange for 100% of the equity interests of EchoStar Technologies Holding Corporation (“ET Corp”), formerly a direct wholly-owned subsidiary of EchoStar, which held that portion of the EchoStar Technologies business segment of EchoStar that (a) designed, developed and distributed secure end-to-end video technology solutions including digital set-top boxes and related products and technology, primarily for satellite TV service providers and telecommunications companies, (b) provided TV Anywhere technology through Slingbox® units directly to consumers via retail outlets and online, as well as to the pay-TV operator market, and (c) included EchoStar’s over-the-top, Streaming Video on Demand platform business, which includes assets acquired from Sling TV Holding L.L.C. (formerly DISH Digital Holding L.L.C.) and primarily provided support services to DISH’s Sling TV™ operations, and (ii) EchoStar Broadcasting Holding Parent L.L.C. (“EB LLC”), formerly an indirect subsidiary of EchoStar and a direct wholly owned subsidiary of Hughes Satellite Systems Corporation (“HSS”), received all of the shares of HSS Tracking Stock (defined below) owned by DISH Operating L.L.C. (“DOLLC”), a wholly-owned subsidiary of DISH, in exchange for 100% of the equity interests of EchoStar Broadcasting Holding Corporation (“EB Corp”), formerly a direct wholly owned subsidiary of EB LLC, which held EchoStar’s business of providing online video delivery and satellite video delivery for broadcasters and pay-TV operators, including satellite uplinking/downlinking, transmission services, signal processing, conditional access management and other services. The Share Exchange was structured in a manner to be a tax-free exchange for each of EchoStar and DISH and their respective subsidiaries. Subsequent to the Share Exchange, EB LLC merged with and into HSS.

Prior to consummation of the Share Exchange, EchoStar completed steps necessary for the transferring assets and liabilities to be owned by ET Corp and EB Corp and their respective subsidiaries. As part of these steps, HSS issued additional shares of common stock to a subsidiary of EchoStar and such shares were then distributed as a dividend to EchoStar. Certain data center assets were not included in the Share Exchange and remained owned by EB LLC and will be pledged as collateral to support HSS’s obligations under its indentures.

In March 2014, EchoStar and its subsidiary HSS each issued shares of preferred stock (the “EchoStar Tracking Stock” and “HSS Tracking Stock,” respectively, and together, the “Tracking Stock”) to DNLLC and DOLLC, respectively. The Tracking Stock tracked the economic performance of the residential retail satellite broadband business of our Hughes segment, including certain operations, assets and liabilities attributed to such business (collectively, the “Hughes Retail Group” or “HRG”), and represented in the aggregate an 80.0% economic interest in the Hughes Retail Group (the EchoStar Tracking Stock represented a 51.89% economic interest in the Hughes Retail Group and the HSS Tracking Stock represented a 28.11% economic interest in the Hughes Retail Group). As a result of the Share Exchange, the Tracking Stock has been retired and all agreements, arrangements and policy statements with respect to the Tracking Stock have been terminated and are of no further effect.

In connection with the Share Exchange, EchoStar and DISH and certain of their subsidiaries (i) have entered into certain customary agreements covering, among other things, matters relating to taxes, employees, intellectual property and the provision of transitional services, (ii) terminated certain previously existing agreements, and (iii) entered into agreements for new transactions pursuant to which EchoStar and DISH will obtain certain products, services and rights from each other.

A substantial majority of the voting power of EchoStar and DISH is owned beneficially by Charles W. Ergen, EchoStar’s Chairman, and by certain trusts established by Mr. Ergen for the benefit of his family. In addition, EchoStar and DISH and their subsidiaries are parties to certain agreements pursuant to which they obtain certain products, services and rights from each other. For more information, see Note 19 to the consolidated financial statements in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2016.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2017, EchoStar filed with the Secretary of State of the State of Nevada, a Certificate of Withdrawal of Certificate of Designation with respect to the EchoStar Tracking Stock. The Certificate of Withdrawal, which was effective upon filing, eliminated from the Articles of Incorporation of EchoStar all matters set forth in EchoStar’s

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Certificate of Designation with respect to the EchoStar Tracking Stock. The information set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference. A copy of the Certificate of Withdrawal of Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On March 1, 2017, HSS filed with the Secretary of State of the State of Colorado, Articles of Amendment to its Articles of Incorporation, effective upon filing, cancelling the designation of the HSS Tracking Stock and all matters set forth in HSS’s Articles of Incorporation with respect to the HSS Tracking Stock. The information set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference. A copy of the Articles of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of EchoStar prepared in accordance with Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto and is incorporated herein by reference:

•	The unaudited pro forma condensed consolidated statements of operations of EchoStar for the years ended December 31, 2016, 2015 and 2014;

•	The unaudited pro forma condensed consolidated balance sheet of EchoStar as of December 31, 2016; and

•	Notes to the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Certificate of Withdrawal of Certificate of Designation of EchoStar Corporation
Exhibit 3.2	Articles of Amendment to Articles of Incorporation of Hughes Satellite Systems Corporation
Exhibit 99.1	Unaudited pro forma condensed consolidated financial statements of EchoStar Corporation

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document and the exhibits thereto may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. See “Risk Factors” in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) and in the other documents EchoStar files with the SEC from time to time.  The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: March 6, 2017	By:	/s/ Dean A. Manson
Executive Vice President, General Counsel and
Secretary

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Exhibit Index

Exhibit No.	Description
Exhibit 3.1	Certificate of Withdrawal of Certificate of Designation of EchoStar Corporation
Exhibit 3.2	Articles of Amendment to Articles of Incorporation of Hughes Satellite Systems Corporation
Exhibit 99.1	Unaudited pro forma condensed consolidated financial statements of EchoStar Corporation

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